Exhibit T3E.2

BALLOT

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. IF THE SENIOR NOTES ARE REGISTERED IN “STREET NAME” OR ARE OTHERWISE HELD BY YOUR BROKER, BANK OR OTHER NOMINEE OR SUCH PERSON’S PROXY HOLDER OR AGENT (THE “NOMINEE”), YOUR BALLOT MUST BE RECEIVED BY YOUR NOMINEE WITHIN SUFFICIENT TIME OF THE VOTING DEADLINE TO ENABLE THE NOMINEE TO SUBMIT A MASTER BALLOT ON YOUR BEHALF PRIOR TO THE VOTING DEADLINE. IF YOU ARE THE HOLDER OF A SENIOR NOTE CLAIM AND THE SENIOR NOTES ARE REGISTERED IN YOUR NAME, YOU MUST RETURN YOUR BALLOT TO FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE. ONLY HOLDERS OF CLASS 6 – SENIOR NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN.

PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS BEFORE COMPLETING THE BALLOT. PLEASE CHECK THE APPROPRIATE BOXES BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN AND THE RELEASES. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT PRIOR TO SUBMITTING IT. IF YOU ARE A HOLDER OF SENIOR NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING THIS BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO THE VOTING AGENT. IF YOUR NOMINEE IS COMPLETING A MASTER BALLOT ON YOUR BEHALF, YOU MUST MAIL YOUR COMPLETED BALLOT TO YOUR NOMINEE AND ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE THE MASTER BALLOT AND SUBMIT THE MASTER BALLOT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE OCTOBER 1, 2007 VOTING DEADLINE.

A	8 5/8% Senior Notes due 12/15/2007
CUSIP – 246626 AC 9

Class 6—Senior Note Claims

If you are a Holder of a Senior Note Claim as of the August 29, 2007 Voting Record Date, please use this ballot (the “Ballot” or the “Senior Note Claim Ballot”) to cast your vote to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as it may be amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”), which accompanies this Ballot. All capitalized terms used in this Ballot but not otherwise defined herein shall have the meanings given such terms in the Solicitation and Disclosure Statement.

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

Before you vote, you should review the Solicitation and Disclosure Statement and the Plan for its effects on Holders of Claims against the Debtors. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim under the Plan. Your Claim has been placed in Class 6 under the Plan.

If the Senior Notes are held by your Nominee or registered in “street name,” you should submit this Senior Note Claim Ballot to your Nominee for purposes of completing and returning a Master Ballot prior to the Voting Deadline.

If you are the Holder of a Senior Note Claim and the Senior Notes are registered in your own name, you should submit this Senior Note Claim Ballot to the Voting Agent by first class mail, courier or hand delivery. Please contact the Voting Agent if you need additional information:

FINANCIAL BALLOTING GROUP LLC

TELEPHONE: (646) 282-1800

Upon the expiration or termination of this Solicitation, the vote represented by this Senior Note Claim Ballot is irrevocable and you may not change or withdraw your vote. If you are a Plan Support Party your rights with respect to withdrawal will be governed by the Plan Support Agreement. This Senior Note Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and the releases in Section 9.3 of the Plan and to make the certifications set forth below.

A		8 5/8% Senior Notes due 12/15/2007
	2	CUSIP – 246626 AC 9

INSTRUCTIONS FOR COMPLETING THE BALLOT

The Prospective Debtors are soliciting your vote on their proposed Plan. Please review the Solicitation and Disclosure Statement and Plan carefully before you vote.

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term “Voting Deadline” means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

This Senior Note Claim Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by the Prospective Debtors of the nature, validity or amount of any Claim.

To complete the Senior Note Claim Ballot properly, take the following steps:

1.	COMPLETE ITEM 1 (if not already filled out by your Nominee).

2.	COMPLETE ITEM 2. Senior Note Claim Ballots that are signed and returned but do not indicate acceptance or rejection of the Plan will not be counted.

3.	COMPLETE ITEM 3, if applicable to you.

4.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

5.	SIGN THE BALLOT.

6.	RETURN THE ORIGINAL COMPLETED BALLOT TO THE VOTING AGENT ONLY IF YOU HOLD SENIOR NOTES REGISTERED IN YOUR NAME. OTHERWISE, RETURN THE ORIGINAL COMPLETED BALLOT TO YOUR NOMINEE (you must make sure your Nominee receives your Ballot in time for your Nominee to submit it to the Voting Agent before the Voting Deadline pursuant to the instructions contained herein).

IF A BALLOT IS RETURNED TO THE VOTING AGENT THAT IS UNSIGNED, ILLEGIBLE OR INCOMPLETE, THE UNSIGNED, ILLEGIBLE OR INCOMPLETE BALLOT WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

A		8 5/8% Senior Notes due 12/15/2007
	3	CUSIP – 246626 AC 9

Item 1.	Principal Amount of Senior Note Claim.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned was the beneficial holder of Senior Notes in the following aggregate unpaid principal amount (insert amount in the applicable box below). If your Senior Notes are held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately to obtain this information.

$

Item 2.	Class 6 Vote.

Item 2a.     Vote on Plan of Reorganization - The beneficial owner of the Senior Note Claims identified in Item 1 votes as follows (check one box only, if you do not check a box your vote will not be counted):

Accept the Plan	Reject the Plan
☐	☐

Item. 2b.     (Optional) Release Opt-Out Election – The Plan provides that holders of Claims who accept the Plan shall be deemed to have released certain Claims against specified parties upon the Effective Date of the Plan. By Voting to accept the Plan you are voting to accept the releases included in the Plan unless either or both of the boxes below are checked:

☐	The undersigned elects not to grant the Releasees the releases contained in Section 9.3(b) of the Plan.

☐	The undersigned elects not to grant the CVC Releasees the releases contained in Section 9.3(c) of the Plan.

The Plan also provides for an injunction preventing all holders of Claims that are discharged under the Plan from taking certain actions on account of such Claims. Please see Sections 9.3, 9.4 and 9.5 of the Plan and Article XII.E. of the Solicitation and Disclosure Statement for further information about the releases and the injunction.

A		8 5/8% Senior Notes due 12/15/2007
	4	CUSIP – 246626 AC 9

Item 3.	Certification As To Senior Notes Held In Additional Accounts.

By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Senior Note Claims held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Senior Note Claims for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED

CLASS 6 BALLOTS OTHER THAN THIS BALLOT

Name of Holder[1]	Account Number	Principal Amount Of Other Senior Notes Voted
$
$
$

(please use additional sheets of paper if necessary)

[1]	Insert your name if the Senior Notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

A		8 5/8% Senior Notes due 12/15/2007
	5	CUSIP – 246626 AC 9

Item 4.	Certification.

By returning this Senior Note Claim Ballot, the beneficial owner of the Senior Note Claim listed in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Senior Notes listed in Item 1, (b) it was the beneficial owner of the Senior Notes listed in Item 1 on the August 29, 2007 Voting Record Date, (c) it has received, read and reviewed a copy of the Solicitation and Disclosure Statement (including the exhibits thereto), (d) it understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement, (e) it has not cast any other ballots with respect to the Senior Note Claim listed in Item 1 or, if any other ballots have been cast with respect to such Senior Note Claim, such earlier ballots are hereby revoked, (f) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission, (g) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this ballot as a direction to include its Claim as a Senior Note Claim on the Master Ballot and (h) all authority conferred or agreed to be conferred pursuant to this Senior Note Claim Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Senior Note Claim Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

A	6	8 5/8% Senior Notes due 12/15/2007 CUSIP – 246626 AC 9

THE VOTING DEADLINE IS 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE. IF YOU ARE A HOLDER OF SENIOR NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH THE VOTING AGENT BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS SENIOR NOTE CLAIM BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ANOTHER BALLOT OR ADDITIONAL COPIES OF THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

A NYDOCS03/834519.14	7	8 5/8% Senior Notes due 12/15/2007 CUSIP – 246626 AC 9

BALLOT

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. IF THE SUBORDINATED NOTES ARE REGISTERED IN “STREET NAME” OR ARE OTHERWISE HELD BY YOUR BROKER, BANK OR OTHER NOMINEE OR SUCH PERSON’S PROXY HOLDER OR AGENT (THE “NOMINEE”), YOUR BALLOT MUST BE RECEIVED BY YOUR NOMINEE WITHIN SUFFICIENT TIME OF THE VOTING DEADLINE TO ENABLE THE NOMINEE TO SUBMIT A MASTER BALLOT ON YOUR BEHALF PRIOR TO THE VOTING DEADLINE. IF YOU ARE THE HOLDER OF A SUBORDINATED NOTE CLAIM AND THE SUBORDINATED NOTES ARE REGISTERED IN YOUR NAME, YOU MUST RETURN YOUR BALLOT TO FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE. ONLY HOLDERS OF CLASS 7 – SUBORDINATED NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN.

PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS BEFORE COMPLETING THE BALLOT. PLEASE CHECK THE APPROPRIATE BOXES BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN AND THE RELEASES. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT PRIOR TO SUBMITTING IT. IF YOU ARE A HOLDER OF SUBORDINATED NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING THIS BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO THE VOTING AGENT. IF YOUR NOMINEE IS COMPLETING A MASTER BALLOT ON YOUR BEHALF, YOU MUST MAIL YOUR COMPLETED BALLOT TO YOUR NOMINEE AND ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE THE MASTER BALLOT AND SUBMIT THE MASTER BALLOT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE OCTOBER 1, 2007 VOTING DEADLINE.

B	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

Class 7—Subordinated Note Claims

If you are a Holder of a Subordinated Note Claim as of the August 29, 2007 Voting Record Date, please use this ballot (the “Ballot” or the “Subordinated Note Claim Ballot”) to cast your vote to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as it may be amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”), which accompanies this Ballot. All capitalized terms used in this Ballot but not otherwise defined herein shall have the meanings given such terms in the Solicitation and Disclosure Statement.

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

Before you vote, you should review the Solicitation and Disclosure Statement and the Plan for its effects on Holders of Claims against the Debtors. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim under the Plan. Your Claim has been placed in Class 7 under the Plan.

If the Subordinated Notes are held by your Nominee or registered in “street name,” you should submit this Subordinated Note Claim Ballot to your Nominee for purposes of completing and returning a Master Ballot prior to the Voting Deadline.

If you are the Holder of a Subordinated Note Claim and the Subordinated Notes are registered in your own name, you should submit this Subordinated Note Claim Ballot to the Voting Agent by first class mail, courier or hand delivery. Please contact the Voting Agent if you need additional information:

FINANCIAL BALLOTING GROUP LLC

TELEPHONE: (646) 282-1800

Upon the expiration or termination of this Solicitation, the vote represented by this Subordinated Note Claim Ballot is irrevocable and you may not change or withdraw your vote. If you are a Plan Support Party your rights with respect to withdrawal will be governed by the Plan Support Agreement. This Subordinated Note Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and the releases in Section 9.3 of the Plan and to make the certifications set forth below.

B	2	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

INSTRUCTIONS FOR COMPLETING THE BALLOT

The Prospective Debtors are soliciting your vote on their proposed Plan. Please review the Solicitation and Disclosure Statement and Plan carefully before you vote.

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term “Voting Deadline” means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

This Subordinated Note Claim Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by the Prospective Debtors of the nature, validity or amount of any Claim.

To complete the Subordinated Note Claim Ballot properly, take the following steps:

1.	COMPLETE ITEM 1 (if not already filled out by your Nominee).

2.	COMPLETE ITEM 2. Subordinated Note Claim Ballots that are signed and returned but do not indicate acceptance or rejection of the Plan will not be counted.

3.	COMPLETE ITEM 3, if applicable to you.

4.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

5.	SIGN THE BALLOT.

6.	RETURN THE ORIGINAL COMPLETED BALLOT TO THE VOTING AGENT ONLY IF YOU HOLD SUBORDINATED NOTES REGISTERED IN YOUR NAME. OTHERWISE, RETURN THE ORIGINAL COMPLETED BALLOT TO YOUR NOMINEE (you must make sure your Nominee receives your Ballot in time for your Nominee to submit it to the Voting Agent before the Voting Deadline pursuant to the instructions contained herein).

IF A BALLOT IS RETURNED TO THE VOTING AGENT THAT IS UNSIGNED, ILLEGIBLE OR INCOMPLETE, THE UNSIGNED, ILLEGIBLE OR INCOMPLETE BALLOT WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

B	3	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

Item 1.	Principal Amount of Subordinated Note Claim.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned was the beneficial holder of Subordinated Notes in the following aggregate unpaid principal amount (insert amount in the applicable box below). If your Subordinated Notes are held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately to obtain this information.

$

Item 2.	Class 7 Vote.

Item      2a. Vote on Plan of Reorganization - The beneficial owner of the Subordinated Note Claims identified in Item 1 votes as follows (check one box only, if you do not check a box your vote will not be counted):

Accept the Plan	Reject the Plan
☐	☐

Item.      2b. (Optional) Release Opt-Out Election – The Plan provides that holders of Claims who accept the Plan shall be deemed to have released certain Claims against specified parties upon the Effective Date of the Plan. By Voting to accept the Plan you are voting to accept the releases included in the Plan unless either or both of the boxes below are checked:

☐	The undersigned elects not to grant the Releasees the releases contained in Section 9.3(b) of the Plan.

☐	The undersigned elects not to grant the CVC Releasees the releases contained in Section 9.3(c) of the Plan.

The Plan also provides for an injunction preventing all holders of Claims that are discharged under the Plan from taking certain actions on account of such Claims. Please see Sections 9.3, 9.4 and 9.5 of the Plan and Article XII.E. of the Solicitation and Disclosure Statement for further information about the releases and the injunction.

B	4	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

Item 3.	Certification As To Subordinated Notes Held In Additional Accounts.

By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Subordinated Note Claims held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Subordinated Note Claims for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED

CLASS 7 BALLOTS OTHER THAN THIS BALLOT

Name of Holder[1]	Account Number	Principal Amount Of Other Subordinated Notes Voted
$
$
$

(please use additional sheets of paper if necessary)

[1]	Insert your name if the Subordinated Notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

B	5	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

Item 4.	Certification.

By returning this Subordinated Note Claim Ballot, the beneficial owner of the Subordinated Note Claim listed in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Subordinated Notes listed in Item 1, (b) it was the beneficial owner of the Subordinated Notes listed in Item 1 on the August 29, 2007 Voting Record Date, (c) it has received, read and reviewed a copy of the Solicitation and Disclosure Statement (including the exhibits thereto), (d) it understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement, (e) it has not cast any other ballots with respect to the Subordinated Note Claim listed in Item 1 or, if any other ballots have been cast with respect to such Subordinated Note Claim, such earlier ballots are hereby revoked, (f) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission, (g) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this ballot as a direction to include its Claim as a Subordinated Note Claim on the Master Ballot and (h) all authority conferred or agreed to be conferred pursuant to this Subordinated Note Claim Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

B	6	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Subordinated Note Claim Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

THE VOTING DEADLINE IS 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE. IF YOU ARE A HOLDER OF SUBORDINATED NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH THE VOTING AGENT BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS SUBORDINATED NOTE CLAIM BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ANOTHER BALLOT OR ADDITIONAL COPIES OF THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

B NYDOCS03/842876.2	7	11% Sr. Sub. Notes due 5/1/2009 CUSIP – 246626 AH 8

BALLOT

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. IF THE SUBORDINATED NOTES ARE REGISTERED IN “STREET NAME” OR ARE OTHERWISE HELD BY YOUR BROKER, BANK OR OTHER NOMINEE OR SUCH PERSON’S PROXY HOLDER OR AGENT (THE “NOMINEE”), YOUR BALLOT MUST BE RECEIVED BY YOUR NOMINEE WITHIN SUFFICIENT TIME OF THE VOTING DEADLINE TO ENABLE THE NOMINEE TO SUBMIT A MASTER BALLOT ON YOUR BEHALF PRIOR TO THE VOTING DEADLINE. IF YOU ARE THE HOLDER OF A SUBORDINATED NOTE CLAIM AND THE SUBORDINATED NOTES ARE REGISTERED IN YOUR NAME, YOU MUST RETURN YOUR BALLOT TO FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE. ONLY HOLDERS OF CLASS 7 – SUBORDINATED NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN.

PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS BEFORE COMPLETING THE BALLOT. PLEASE CHECK THE APPROPRIATE BOXES BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN AND THE RELEASES. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT PRIOR TO SUBMITTING IT. IF YOU ARE A HOLDER OF SUBORDINATED NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING THIS BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO THE VOTING AGENT. IF YOUR NOMINEE IS COMPLETING A MASTER BALLOT ON YOUR BEHALF, YOU MUST MAIL YOUR COMPLETED BALLOT TO YOUR NOMINEE AND ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE THE MASTER BALLOT AND SUBMIT THE MASTER BALLOT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE OCTOBER 1, 2007 VOTING DEADLINE.

C	9 3/8 Sr. Sub. Notes due 4/15/2012
CUSIP - 246626 AP 0

Class 7—Subordinated Note Claims

If you are a Holder of a Subordinated Note Claim as of the August 29, 2007 Voting Record Date, please use this ballot (the “Ballot” or the “Subordinated Note Claim Ballot”) to cast your vote to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as it may be amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”), which accompanies this Ballot. All capitalized terms used in this Ballot but not otherwise defined herein shall have the meanings given such terms in the Solicitation and Disclosure Statement.

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

Before you vote, you should review the Solicitation and Disclosure Statement and the Plan for its effects on Holders of Claims against the Debtors. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim under the Plan. Your Claim has been placed in Class 7 under the Plan.

If the Subordinated Notes are held by your Nominee or registered in “street name,” you should submit this Subordinated Note Claim Ballot to your Nominee for purposes of completing and returning a Master Ballot prior to the Voting Deadline.

If you are the Holder of a Subordinated Note Claim and the Subordinated Notes are registered in your own name, you should submit this Subordinated Note Claim Ballot to the Voting Agent by first class mail, courier or hand delivery. Please contact the Voting Agent if you need additional information:

FINANCIAL BALLOTING GROUP LLC

TELEPHONE: (646) 282-1800

Upon the expiration or termination of this Solicitation, the vote represented by this Subordinated Note Claim Ballot is irrevocable and you may not change or withdraw your vote. If you are a Plan Support Party your rights with respect to withdrawal will be governed by the Plan Support Agreement. This Subordinated Note Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan and the releases in Section 9.3 of the Plan and to make the certifications set forth below.

C		9 3/8% Sr. Sub. Notes due 4/15/2012
	2	CUSIP – 246626 AP 0

INSTRUCTIONS FOR COMPLETING THE BALLOT

The Prospective Debtors are soliciting your vote on their proposed Plan. Please review the Solicitation and Disclosure Statement and Plan carefully before you vote.

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term “Voting Deadline” means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

This Subordinated Note Claim Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by the Prospective Debtors of the nature, validity or amount of any Claim.

To complete the Subordinated Note Claim Ballot properly, take the following steps:

1.	COMPLETE ITEM 1 (if not already filled out by your Nominee).

2.	COMPLETE ITEM 2. Subordinated Note Claim Ballots that are signed and returned but do not indicate acceptance or rejection of the Plan will not be counted.

3.	COMPLETE ITEM 3, if applicable to you.

4.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

5.	SIGN THE BALLOT.

6.	RETURN THE ORIGINAL COMPLETED BALLOT TO THE VOTING AGENT ONLY IF YOU HOLD SUBORDINATED NOTES REGISTERED IN YOUR NAME. OTHERWISE, RETURN THE ORIGINAL COMPLETED BALLOT TO YOUR NOMINEE (you must make sure your Nominee receives your Ballot in time for your Nominee to submit it to the Voting Agent before the Voting Deadline pursuant to the instructions contained herein).

IF A BALLOT IS RETURNED TO THE VOTING AGENT THAT IS UNSIGNED, ILLEGIBLE OR INCOMPLETE, THE UNSIGNED, ILLEGIBLE OR INCOMPLETE BALLOT WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

C		9 3/8% Sr. Sub. Notes due 4/15/2012
	3	CUSIP – 246626 AP 0

Item 1.	Principal Amount of Subordinated Note Claim.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned was the beneficial holder of Subordinated Notes in the following aggregate unpaid principal amount (insert amount in the applicable box below). If your Subordinated Notes are held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately to obtain this information.

$

Item 2.	Class 7 Vote.

Item 2a.     Vote on Plan of Reorganization - The beneficial owner of the Subordinated Note Claims identified in Item 1 votes as follows (check one box only, if you do not check a box your vote will not be counted):

Accept the Plan	Reject the Plan
☐	☐

Item. 2b.    (Optional) Release Opt-Out Election – The Plan provides that holders of Claims who accept the Plan shall be deemed to have released certain Claims against specified parties upon the Effective Date of the Plan. By Voting to accept the Plan you are voting to accept the releases included in the Plan unless either or both of the boxes below are checked:

☐	The undersigned elects not to grant the Releasees the releases contained in Section 9.3(b) of the Plan.

☐	The undersigned elects not to grant the CVC Releasees the releases contained in Section 9.3(c) of the Plan.

The Plan also provides for an injunction preventing all holders of Claims that are discharged under the Plan from taking certain actions on account of such Claims. Please see Sections 9.3, 9.4 and 9.5 of the Plan and Article XII.E. of the Solicitation and Disclosure Statement for further information about the releases and the injunction.

C		9 3/8% Sr. Sub. Notes due 4/15/2012
	4	CUSIP – 246626 AP 0

Item 3.	Certification As To Subordinated Notes Held In Additional Accounts.

By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Subordinated Note Claims held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Subordinated Note Claims for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED

CLASS 7 BALLOTS OTHER THAN THIS BALLOT

Name of Holder[1]	Account Number	Principal Amount Of Other Subordinated Notes Voted
$
$
$

(please use additional sheets of paper if necessary)

[1]	Insert your name if the Subordinated Notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

C		9 3/8% Sr. Sub. Notes due 4/15/2012
	5	CUSIP – 246626 AP 0

Item 4.       Certification.

By returning this Subordinated Note Claim Ballot, the beneficial owner of the Subordinated Note Claim listed in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Subordinated Notes listed in Item 1, (b) it was the beneficial owner of the Subordinated Notes listed in Item 1 on the August 29, 2007 Voting Record Date, (c) it has received, read and reviewed a copy of the Solicitation and Disclosure Statement (including the exhibits thereto), (d) it understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement, (e) it has not cast any other ballots with respect to the Subordinated Note Claim listed in Item 1 or, if any other ballots have been cast with respect to such Subordinated Note Claim, such earlier ballots are hereby revoked, (f) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission, (g) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this ballot as a direction to include its Claim as a Subordinated Note Claim on the Master Ballot and (h) all authority conferred or agreed to be conferred pursuant to this Subordinated Note Claim Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name:

(Print or Type)

Social Security or Federal Tax I.D. No.:

(Optional)

Signature:

By:

(If Appropriate)

Title:

(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number: (            )

Date Completed:

C		9 3/8% Sr. Sub. Notes due 4/15/2012
	6	CUSIP – 246626 AP 0

No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Subordinated Note Claim Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

THE VOTING DEADLINE IS 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE. IF YOU ARE A HOLDER OF SUBORDINATED NOTES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH THE VOTING AGENT BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS SUBORDINATED NOTE CLAIM BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ANOTHER BALLOT OR ADDITIONAL COPIES OF THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

C		9 3/8% Sr. Sub. Notes due 4/15/2012
NYDOCS03/843095.2	7	CUSIP – 246626 AP 0

MASTER BALLOT – FOR NOMINEES ONLY

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

MASTER BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

Class 6 Senior Note Claims

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. YOUR MASTER BALLOT MUST BE RECEIVED BY FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE, OR THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED. ONLY HOLDERS OF CLASS 6 – SENIOR NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN.

PLEASE READ AND FOLLOW THE VOTING INSTRUCTIONS CAREFULLY.

PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT

TO THE VOTING AGENT AT 757 THIRD AVENUE, 3RD FLOOR, NEW YORK, NY

10017, ATTN: REMY BALLOT PROCESSING.

YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THIS MASTER

BALLOT IS RECEIVED BY THE VOTING AGENT BY THE OCTOBER 1, 2007

VOTING DEADLINE.

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee”), for beneficial owners of the Class 6 Senior Note Claims (“Beneficial Owners”). This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”) on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners of the Class 6 Senior Note Claims (the “Senior Note Claims”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”). All capitalized terms used in this Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Solicitation and Disclosure Statement.

MB-A	8 5/8% Senior Notes due 12/15/2007
CUISP – 246626 AC 9

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. Upon the expiration or termination of this Solicitation, the votes represented by this Master Ballot are irrevocable and you may not change or withdraw the votes listed in Item 2. This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF A MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE VOTING AGENT, ANY VOTES TRANSMITTED THEREBY WILL NOT BE COUNTED. HOLDERS OF SENIOR NOTE CLAIMS SHOULD SUBMIT THEIR INDIVIDUAL BALLOTS TO YOU AS THEIR NOMINEE FOR PURPOSES OF CASTING VOTES TO ACCEPT OR REJECT THE PLAN AND THE RELATED RELEASES AND TO MAKE THE CERTIFICATIONS SET FORTH IN THE INDIVIDUAL BALLOTS.

Item 1.	Certification of Authority to Vote.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned (please check the applicable box):

☐	Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below, and is the registered holder of such Senior Note Claims; or

☐	Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; or

☐	Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Senior Note Claims listed in Item 2 below.

MB-A		8 5/8% Senior Notes due 12/15/2007
	2	CUISP – 246626 AC 9

Item 2.	Vote on Plan and Releases.

The undersigned transmits the following votes and proxies of Beneficial Owners of the Senior Note Claims and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of Senior Note Claims as of the August 29, 2007 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Indicate in the appropriate column (i) whether the account holder has voted to accept the Plan or reject the Plan and the aggregate principal amount so voted, (ii) whether the account holder has checked the box in Item 2b relating to section 9.3(b) of the Plan and (iii) whether the account holder has checked the box in Item 2b relating to section 9.3(c) of the Plan, or attach such information to this Master Ballot in the form of the following table.

Class 6—Senior Note Claims

Your Customer Account Number for Each Beneficial Owner of Senior Notes	Principal Amount of Senior Notes Voted to ACCEPT the Plan		Principal Amount of Senior Notes Voted to REJECT the Plan	Check here if Beneficial Owner checked the first box in Item 2b of the Individual Ballot relating to Plan section 9.3(b)	Check here if Beneficial Owner checked the second box in Item 2b of the Individual Ballot relating to Plan section 9.3(c)
1.	$	OR	$
2.	$	OR	$
3.	$	OR	$
4.	$	OR	$
5.	$	OR	$
6.	$	OR	$
7.	$	OR	$
8.	$	OR	$
9.	$	OR	$
10.	$	OR	$
TOTALS	$		$

THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN ALSO AGREE TO RELEASE ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN UNLESS SUCH HOLDER CHECKS EITHER OR BOTH OF THE BOXES IN ITEM 2b OF THE INDIVIDUAL BALLOT. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE SECTION 9.3 OF THE PLAN AND ARTICLE XII.E. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

MB-A		8 5/8% Senior Notes due 12/15/2007
	3	CUISP – 246626 AC 9

Item 3.	Additional Ballots Submitted by Beneficial Owners.

The undersigned certifies that it has transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the Individual Ballots:

TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT
Your Customer Account Number For Each Beneficial Owner	Name Of Holder	Account Number	Principal Amount of Other Senior Notes Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$
7.			$
8.			$
9.			$
10.			$

MB-A		8 5/8% Senior Notes due 12/15/2007
	4	CUISP – 246626 AC 9

Item 4.	Certification.

By signing this Master Ballot, the undersigned certifies that:

a)	each Beneficial Owner of the Senior Note Claims listed in Item 2 above has been provided with a copy of the Solicitation and Disclosure Statement, including the exhibits thereto;

b)	each Beneficial Owner has acknowledged that the solicitation of votes is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement;

c)	it has been authorized by each Beneficial Owner to vote on the Plan; and

d)	it will retain the Individual Ballots returned by the Beneficial Owners identified in Item 2 hereof for at least one year after the Voting Deadline (or such other date as may be set by subsequent Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Prospective Debtors, the Voting Agent, the Steering Committee or any other appropriate party if so required.

Name of Broker, Bank or Other Nominee (if applicable):

____________________________________________

(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

______________________________________

(Print or Type)

Participant Number (if applicable): ________________________

Social Security or Federal I.D. No.: ________________________

(If Applicable)

Signature: _______________________________

By: _____________________________________

                                    (If Appropriate)

Title: _____________________________________

                                    (If Appropriate)

Street Address: ______________________________

City, State, Zip Code: _________________________

Telephone Number: (            ) ___________________

Date Completed: _____________________________

MB-A		8 5/8% Senior Notes due 12/15/2007
	5	CUISP – 246626 AC 9

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

PLEASE RETURN THE MASTER BALLOTS BY FIRST CLASS MAIL, COURIER OR HAND DELIVERY TO THE FOLLOWING ADDRESS:

FINANCIAL BALLOTING GROUP LLC

757 THIRD AVENUE, 3RD FLOOR

NEW YORK NY 10017

ATTN: REMY BALLOT PROCESSING

MB-A		8 5/8% Senior Notes due 12/15/2007
	6	CUISP – 246626 AC 9

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE:

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term “Voting Deadline” means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. To have the vote of your customers count, you must complete, sign and return this Master Ballot, in the manner specified herein, so that it is received by the Voting Agent on or before the Voting Deadline.

In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

HOW TO VOTE:

If you are both a Nominee for Beneficial Owners and a beneficial owner of Senior Note Claims and you wish to vote the Senior Note Claims for which you are a beneficial owner, you may complete, execute and return to the Voting Agent an Individual Ballot or reflect your vote in a Master Ballot returned to the Voting Agent.

If you are transmitting the votes of any Beneficial Owner(s) of Senior Note Claims, other than yourself, you must:

1. deliver the Individual Ballot to the Beneficial Owner(s), along with the Solicitation and Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Owner(s) to complete and execute such Ballot voting to accept or reject the Plan, and the Beneficial Owner(s) must return the completed, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent on or before the Voting Deadline; and

2. with respect to all of the Individual Ballots returned to you, properly complete the Master Ballot, as follows:

i.	check the appropriate box in Item 1 on the Master Ballot;

ii.

indicate in Item 2 of the Master Ballot the votes to acceptor reject the Plan and whether the Beneficial Owner opted out of the releases in Section 9.3 of the Plan in Item 2 of the Master Ballot, as transmitted to you by the Beneficial Owner(s) of the Senior Note Claims. To identify such Beneficial Owner(s) without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each Beneficial Owner and the assigned number). Any Individual Ballot or

MB-A		8 5/8% Senior Notes due 12/15/2007
	7	CUISP – 246626 AC 9

Master Ballot that is validly executed but that does not indicate acceptance or rejection of the Plan by the indicated Beneficial Owner will not be counted (Beneficial Owners may not split their votes. Each Beneficial Owner must vote all of his/her/its claims either to accept or reject the Plan. If any Beneficial Owner has attempted to split such vote, please contact the Voting Agent immediately);

iii.	transcribe the information in Item 3 for any Beneficial Owner that completed Item 3 of the Individual Ballot;

iv.	review the certification in Item 4 of the Master Ballot;

v.	sign and date the Master Ballot and provide the remaining information requested;

vi.	if additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

vii.	contact the Voting Agent to arrange for physical delivery of the original completed Master Ballot to its office; and

viii.	deliver the original completed, executed Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Individual Ballot returned to you by a Beneficial Owner, retain such Individual Ballot in your files for at least one year from the Voting Deadline.

PLEASE NOTE:

If a Master Ballot is returned to the Voting Agent that is unsigned, illegible or incomplete, the unsigned, illegible or incomplete Master Ballot will not be included in any calculation of votes with respect to the Plan.

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan, and the releases in Section 9.3 of the Plan. Holders should not surrender, at this time, certificates representing their securities, if any.

No Individual Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Individual Ballots and other enclosed materials to the Beneficial Owners of Senior Note Claims held by you as a Nominee or in a fiduciary capacity.

MB-A		8 5/8% Senior Notes due 12/15/2007
	8	CUISP – 246626 AC 9

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROSPECTIVE DEBTORS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

MB-A		8 5/8% Senior Notes due 12/15/2007
NYDOCS03/835392.14	9	CUISP – 246626 AC 9

MASTER BALLOT – FOR NOMINEES ONLY

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

MASTER BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

Class 7 Subordinated Note Claims

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. YOUR MASTER BALLOT MUST BE RECEIVED BY FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE, OR THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED. ONLY HOLDERS OF CLASS 7 – SUBORDINATED NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN

PLEASE READ AND FOLLOW THE VOTING INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT TO THE VOTING AGENT AT 757 THIRD AVENUE, 3RD FLOOR, NEW YORK, NY 10017, ATTN: REMY BALLOT PROCESSING.

YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THIS MASTER BALLOT IS RECEIVED BY THE VOTING AGENT BY THE OCTOBER 1, 2007 VOTING DEADLINE.

This master ballot (the “Master Ballot” ) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee” ), for beneficial owners of the Class 7 Subordinated Note Claims (“Beneficial Owners”). This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”) on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners of the Class 7 Subordinated Note Claims (the “Subordinated Note Claims”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”). All capitalized terms used in this Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Solicitation and Disclosure Statement.

MB-B	11% Sr. Sub. Notes due 5/1/2009
CUISP – 246626 AH 8

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. Upon the expiration or termination of this Solicitation, the votes represented by this Master Ballot are irrevocable and you may not change or withdraw the votes listed in Item 2. This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF A MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE VOTING AGENT, ANY VOTES TRANSMITTED THEREBY WILL NOT BE COUNTED. HOLDERS OF SUBORDINATED NOTE CLAIMS SHOULD SUBMIT THEIR INDIVIDUAL BALLOTS TO YOU AS THEIR NOMINEE FOR PURPOSES OF CASTING VOTES TO ACCEPT OR REJECT THE PLAN AND THE RELATED RELEASES AND TO MAKE THE CERTIFICATIONS SET FORTH IN THE INDIVIDUAL BALLOTS.

Item 1.	Certification of Authority to Vote.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned (please check the applicable box):

☐  Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below, and is the registered holder of such Subordinated Note Claims; or

☐  Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below; or

☐  Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below;

MB-B		11% Sr. Sub. Notes due 5/1/2009
	2	CUISP – 246626 AH 8

and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Subordinated Note Claims listed in Item 2 below.

Item 2.	Vote on Plan and Releases.

The undersigned transmits the following votes and proxies of Beneficial Owners of the Subordinated Note Claims and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of Subordinated Note Claims as of the August 29, 2007 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Indicate in the appropriate column (i) whether the account holder has voted to accept the Plan or reject the Plan and the aggregate principal amount so voted, (ii) whether the account holder has checked the box in Item 2b relating to section 9.3(b) of the Plan and (iii) whether the account holder has checked the box in Item 2b relating to section 9.3(c) of the Plan, or attach such information to this Master Ballot in the form of the following table.

Class 7—Subordinated Note Claims

Your Customer Account Number for Each Beneficial Owner of Subordinated Notes	Principal Amount of Subordinated Notes Voted to ACCEPT the Plan		Principal Amount of Subordinated Notes Voted to REJECT the Plan	Check here if Beneficial Owner checked the first box in Item 2b of the Individual Ballot relating to Plan section 9.3(b)	Check here if Beneficial Owner checked the second box in Item 2b of the Individual Ballot relating to Plan section 9.3(c)
1.	$	OR	$
2.	$	OR	$
3.	$	OR	$
4.	$	OR	$
5.	$	OR	$
6.	$	OR	$
7.	$	OR	$
8.	$	OR	$
9.	$	OR	$
10.	$	OR	$
TOTALS	$		$

THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN ALSO AGREE TO RELEASE ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN UNLESS SUCH HOLDER CHECKS EITHER OR BOTH OF THE BOXES IN ITEM 2b OF THE INDIVIDUAL BALLOT. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE SECTION 9.3 OF THE PLAN AND ARTICLE XII.E. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

MB-B		11% Sr. Sub. Notes due 5/1/2009
	3	CUISP – 246626 AH 8

Item 3.	Additional Ballots Submitted by Beneficial Owners.

The undersigned certifies that it has transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the Individual Ballots:

TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT
Your Customer Account Number For Each Beneficial Owner	Name Of Holder	Account Number	Principal Amount of Other Subordinated Notes Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$
7.			$
8.			$
9.			$
10.			$

MB-B		11% Sr. Sub. Notes due 5/1/2009
	4	CUISP – 246626 AH 8

Item 4.	Certification.

By signing this Master Ballot, the undersigned certifies that:

a)	each Beneficial Owner of the Subordinated Note Claims listed in Item 2 above has been provided with a copy of the Solicitation and Disclosure Statement, including the exhibits thereto;

b)	each Beneficial Owner has acknowledged that the solicitation of votes is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement;

c)	it has been authorized by each Beneficial Owner to vote on the Plan; and

d)	it will retain the Individual Ballots returned by the Beneficial Owners identified in Item 2 hereof for at least one year after the Voting Deadline (or such other date as may be set by subsequent Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Prospective Debtors, the Voting Agent, the Steering Committee or any other appropriate party if so required.

Name of Broker, Bank or Other Nominee (if applicable):

(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

(Print or Type)

Participant Number (if applicable): ________________________

Social Security or Federal I.D. No.: ________________________

(If Applicable)

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number:	( ) __________________

Date Completed:

MB-B		11% Sr. Sub. Notes due 5/1/2009
	5	CUISP – 246626 AH 8

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

PLEASE RETURN THE MASTER BALLOTS BY FIRST CLASS MAIL, COURIER OR HAND DELIVERY TO THE FOLLOWING ADDRESS:

FINANCIAL BALLOTING GROUP LLC

757 THIRD AVENUE, 3RD FLOOR

NEW YORK NY 10017

ATTN: REMY BALLOT PROCESSING

MB-B		11% Sr. Sub. Notes due 5/1/2009
	6	CUISP – 246626 AH 8

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE:

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term Voting Deadline means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. To have the vote of your customers count, you must complete, sign and return this Master Ballot, in the manner specified herein, so that it is received by the Voting Agent on or before the Voting Deadline.

In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

HOW TO VOTE:

If you are both a Nominee for Beneficial Owners and a beneficial owner of Subordinated Note Claims and you wish to vote the Subordinated Note Claims for which you are a beneficial owner, you may complete, execute and return to the Voting Agent an Individual Ballot or reflect your vote in a Master Ballot returned to the Voting Agent.

If you are transmitting the votes of any Beneficial Owner(s) of Subordinated Note Claims, other than yourself, you must:

1. deliver the Individual Ballot to the Beneficial Owner(s), along with the Solicitation and Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Owner(s) to complete and execute such Ballot voting to accept or reject the Plan, and the Beneficial Owner(s) must return the completed, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent on or before the Voting Deadline; and

2. with respect to all of the Individual Ballots returned to you, properly complete the Master Ballot, as follows:

i.	check the appropriate box in Item 1 on the Master Ballot;

ii.

indicate in Item 2 of the Master Ballot the votes to acceptor reject the Plan and whether the Beneficial Owner opted out of the releases in Section 9.3 of the Plan in Item 2 of the Master Ballot, as transmitted to you by the Beneficial Owner(s) of the Subordinated Note Claims. To identify such Beneficial Owner(s) without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each Beneficial Owner and the assigned number). Any

MB-B		11% Sr. Sub. Notes due 5/1/2009
	7	CUISP – 246626 AH 8

Individual Ballot or Master Ballot that is validly executed but that does not indicate acceptance or rejection of the Plan by the indicated Beneficial Owner will not be counted (Beneficial Owners may not split their votes. Each Beneficial Owner must vote all of his/her/its claims either to accept or reject the Plan. If any Beneficial Owner has attempted to split such vote, please contact the Voting Agent immediately);

iii.	transcribe the information in Item 3 for any Beneficial Owner that completed Item 3 of the Individual Ballot;

iv.	review the certification in Item 4 of the Master Ballot;

v.	sign and date the Master Ballot and provide the remaining information requested;

vi.	if additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

vii.	contact the Voting Agent to arrange for physical delivery of the original completed Master Ballot to its office; and

viii.	deliver the original completed, executed Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Individual Ballot returned to you by a Beneficial Owner, retain such Individual Ballot in your files for at least one year from the Voting Deadline.

PLEASE NOTE:

If a Master Ballot is returned to the Voting Agent that is unsigned, illegible or incomplete, the unsigned, illegible or incomplete Master Ballot will not be included in any calculation of votes with respect to the Plan.

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan, and the releases in Section 9.3 of the Plan. Holders should not surrender, at this time, certificates representing their securities, if any.

No Individual Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Individual Ballots and other enclosed materials to the Beneficial Owners of Subordinated Note Claims held by you as a Nominee or in a fiduciary capacity.

MB-B		11% Sr. Sub. Notes due 5/1/2009
	8	CUISP – 246626 AH 8

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROSPECTIVE DEBTORS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

MB-B		11% Sr. Sub. Notes due 5/1/2009
NYDOCS03/842874.3	9	CUISP – 246626 AH 8

MASTER BALLOT – FOR NOMINEES ONLY

IMPORTANT: NO CHAPTER 11 CASE HAS BEEN COMMENCED

AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

MASTER BALLOT FOR ACCEPTING OR REJECTING

THE JOINT PREPACKAGED PLAN OF REORGANIZATION

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE OF:

REMY WORLDWIDE HOLDINGS, INC.

AND EACH OF THE OTHER ENTITIES LISTED AS PROSPECTIVE DEBTORS IN

THE SOLICITATION AND DISCLOSURE STATEMENT

Class 7 Subordinated Note Claims

THE VOTING DEADLINE IS OCTOBER 1, 2007 AT 5:00 P.M., PREVAILING EASTERN TIME, UNLESS EXTENDED BY THE PROSPECTIVE DEBTORS. YOUR MASTER BALLOT MUST BE RECEIVED BY FINANCIAL BALLOTING GROUP LLC (THE “VOTING AGENT”) BY THE VOTING DEADLINE, OR THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED. ONLY HOLDERS OF CLASS 7 – SUBORDINATED NOTE CLAIMS THAT HOLD SUCH CLAIMS AS OF THE AUGUST 29, 2007 VOTING RECORD DATE ARE ENTITLED TO VOTE ON THE PLAN

PLEASE READ AND FOLLOW THE VOTING INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT TO THE VOTING AGENT AT 757 THIRD AVENUE, 3RD FLOOR, NEW YORK, NY 10017, ATTN: REMY BALLOT PROCESSING.

YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THIS MASTER BALLOT IS RECEIVED BY THE VOTING AGENT BY THE OCTOBER 1, 2007 VOTING DEADLINE.

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee”), for beneficial owners of the Class 7 Subordinated Note Claims (“Beneficial Owners”). This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as it may be amended, modified or supplemented from time to time in accordance with the terms therein, the “Plan”) on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners of the Class 7 Subordinated Note Claims (the “Subordinated Note Claims”). The Plan is attached as Exhibit A to the Solicitation and Disclosure Statement, dated August 31, 2007 (as amended, modified or supplemented from time to time, the “Solicitation and Disclosure Statement”). All capitalized terms used in this Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Solicitation and Disclosure Statement.

MB-C	9 3/8% Sr. Sub. Notes due 4/15/2012
CUISP – 246626 AP 0

The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims that vote on the Plan in each voting class, and if it otherwise satisfies the requirements of section 1129 of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. Upon the expiration or termination of this Solicitation, the votes represented by this Master Ballot are irrevocable and you may not change or withdraw the votes listed in Item 2. This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED. IF A MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE VOTING AGENT, ANY VOTES TRANSMITTED THEREBY WILL NOT BE COUNTED. HOLDERS OF SUBORDINATED NOTE CLAIMS SHOULD SUBMIT THEIR INDIVIDUAL BALLOTS TO YOU AS THEIR NOMINEE FOR PURPOSES OF CASTING VOTES TO ACCEPT OR REJECT THE PLAN AND THE RELATED RELEASES AND TO MAKE THE CERTIFICATIONS SET FORTH IN THE INDIVIDUAL BALLOTS.

Item 1.	Certification of Authority to Vote.

The undersigned certifies that as of the August 29, 2007 Voting Record Date, the undersigned (please check the applicable box):

☐	Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below, and is the registered holder of such Subordinated Note Claims; or

☐	Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below; or

☐	Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Subordinated Note Claims listed in Item 2 below; and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Subordinated Note Claims listed in Item 2 below.

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	2	CUISP – 246626 AP 0

Item 2.	Vote on Plan and Releases.

The undersigned transmits the following votes and proxies of Beneficial Owners of the Subordinated Note Claims and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of Subordinated Note Claims as of the August 29, 2007 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Indicate in the appropriate column (i) whether the account holder has voted to accept the Plan or reject the Plan and the aggregate principal amount so voted, (ii) whether the account holder has checked the box in Item 2b relating to section 9.3(b) of the Plan and (iii) whether the account holder has checked the box in Item 2b relating to section 9.3(c) of the Plan, or attach such information to this Master Ballot in the form of the following table.

Class 7—Subordinated Note Claims

Your Customer Account Number for Each Beneficial Owner of Subordinated Notes	Principal Amount of Subordinated Notes Voted to ACCEPT the Plan		Principal Amount of Subordinated Notes Voted to REJECT the Plan	Check here if Beneficial Owner checked the first box in Item 2b of the Individual Ballot relating to Plan section 9.3(b)	Check here if Beneficial Owner checked the second box in Item 2b of the Individual Ballot relating to Plan section 9.3(c)
1.	$	OR	$
2.	$	OR	$
3.	$	OR	$
4.	$	OR	$
5.	$	OR	$
6.	$	OR	$
7.	$	OR	$
8.	$	OR	$
9.	$	OR	$
10.	$	OR	$
TOTALS	$		$

THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN ALSO AGREE TO RELEASE ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN UNLESS SUCH HOLDER CHECKS EITHER OR BOTH OF THE BOXES IN ITEM 2b OF THE INDIVIDUAL BALLOT. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE SECTION 9.3 OF THE PLAN AND ARTICLE XII.E. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	3	CUISP – 246626 AP 0

Item 3.	Additional Ballots Submitted by Beneficial Owners.

The undersigned certifies that it has transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the Individual Ballots:

Your Customer Account Number For Each Beneficial Owner	TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT
	Name Of Holder	Account Number	Principal Amount of Other Subordinated Notes Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$
7.			$
8.			$
9.			$
10.			$

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	4	CUISP – 246626 AP 0

Item 4.	Certification.

By signing this Master Ballot, the undersigned certifies that:

a)	each Beneficial Owner of the Subordinated Note Claims listed in Item 2 above has been provided with a copy of the Solicitation and Disclosure Statement, including the exhibits thereto;

b)	each Beneficial Owner has acknowledged that the solicitation of votes is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement;

c)	it has been authorized by each Beneficial Owner to vote on the Plan; and

d)	it will retain the Individual Ballots returned by the Beneficial Owners identified in Item 2 hereof for at least one year after the Voting Deadline (or such other date as may be set by subsequent Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Prospective Debtors, the Voting Agent, the Steering Committee or any other appropriate party if so required.

Name of Broker, Bank or Other Nominee (if applicable):

(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

(Print or Type)

Participant Number (if applicable): ________________________

Social Security or Federal I.D. No.: ________________________

(If Applicable)

Signature:

By:
(If Appropriate)

Title:
(If Appropriate)

Street Address:

City, State, Zip Code:

Telephone Number:	( ) __________________

Date Completed:

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	5	CUISP – 246626 AP 0

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., PREVAILING EASTERN TIME, ON OCTOBER 1, 2007, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

PLEASE RETURN THE MASTER BALLOTS BY FIRST CLASS MAIL, COURIER OR HAND DELIVERY TO THE FOLLOWING ADDRESS:

FINANCIAL BALLOTING GROUP LLC

757 THIRD AVENUE, 3RD FLOOR

NEW YORK NY 10017

ATTN: REMY BALLOT PROCESSING

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	6	CUISP – 246626 AP 0

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE:

The Voting Deadline is 5:00 p.m., Prevailing Eastern Time, on October 1, 2007, unless the Prospective Debtors extend the Voting Deadline. In such event, the term “Voting Deadline” means the latest time and date as to which this Solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. To have the vote of your customers count, you must complete, sign and return this Master Ballot, in the manner specified herein, so that it is received by the Voting Agent on or before the Voting Deadline.

In case of an extension of the Voting Deadline, the Prospective Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

HOW TO VOTE:

If you are both a Nominee for Beneficial Owners and a beneficial owner of Subordinated Note Claims and you wish to vote the Subordinated Note Claims for which you are a beneficial owner, you may complete, execute and return to the Voting Agent an Individual Ballot or reflect your vote in a Master Ballot returned to the Voting Agent.

If you are transmitting the votes of any Beneficial Owner(s) of Subordinated Note Claims, other than yourself, you must:

1. deliver the Individual Ballot to the Beneficial Owner(s), along with the Solicitation and Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Owner(s) to complete and execute such Ballot voting to accept or reject the Plan, and the Beneficial Owner(s) must return the completed, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent on or before the Voting Deadline; and

2. with respect to all of the Individual Ballots returned to you, properly complete the Master Ballot, as follows:

i.	check the appropriate box in Item 1 on the Master Ballot;

ii.

indicate in Item 2 of the Master Ballot the votes to acceptor reject the Plan and whether the Beneficial Owner opted out of the releases in Section 9.3 of the Plan in Item 2 of the Master Ballot, as transmitted to you by the Beneficial Owner(s) of the Subordinated Note Claims. To identify such Beneficial Owner(s) without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each Beneficial Owner and the assigned number). Any

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	7	CUISP – 246626 AP 0

Individual Ballot or Master Ballot that is validly executed but that does not indicate acceptance or rejection of the Plan by the indicated Beneficial Owner will not be counted (Beneficial Owners may not split their votes. Each Beneficial Owner must vote all of his/her/its claims either to accept or reject the Plan. If any Beneficial Owner has attempted to split such vote, please contact the Voting Agent immediately);

iii.	transcribe the information in Item 3 for any Beneficial Owner that completed Item 3 of the Individual Ballot;

iv.	review the certification in Item 4 of the Master Ballot;

v.	sign and date the Master Ballot and provide the remaining information requested; vi. if additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

vii.	contact the Voting Agent to arrange for physical delivery of the original completed Master Ballot to its office; and

viii.	deliver the original completed, executed Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Individual Ballot returned to you by a Beneficial Owner, retain such Individual Ballot in your files for at least one year from the Voting Deadline.

PLEASE NOTE:

If a Master Ballot is returned to the Voting Agent that is unsigned, illegible or incomplete, the unsigned, illegible or incomplete Master Ballot will not be included in any calculation of votes with respect to the Plan.

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan, and the releases in Section 9.3 of the Plan. Holders should not surrender, at this time, certificates representing their securities, if any.

No Individual Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Individual Ballots and other enclosed materials to the Beneficial Owners of Subordinated Note Claims held by you as a Nominee or in a fiduciary capacity.

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
	8	CUISP – 246626 AP 0

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROSPECTIVE DEBTORS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, THE INDIVIDUAL BALLOTS, THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-1800.

MB-C		9 3/8% Sr. Sub. Notes due 4/15/2012
NYDOCS03/843100.2	9	CUISP – 246626 AP 0